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                       [ARTHUR ANDERSEN LLP LETTERHEAD]


                                                                EXHIBIT (23)(C)









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1997, included or incorporated by reference in CMS Energy Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



                                              /s/ Arthur Andersen LLP


Detroit, Michigan
   December 15, 1997.